Item 12 (a)(2).  Exhibits.
Certifications

I, Christopher W. Claus, certify that:

1.	I have reviewed the reports on Form N-CSR/S for the period ending November 30, 2010 for the following funds of USAA MUTUAL FUNDS TRUST:

               Balanced Strategy Fund                                            International Fund                                                                      GNMA Trust
               Cornerstone Strategy Fund                                      International Fund – Adviser Shares                                       GNMA Trust – Adviser Shares
               Growth & Tax Strategy Fund                                   World Growth Fund                                                                     Managed Allocation Fund
               Emerging Markets Fund                                            World Growth Fund – Adviser Shares
               Emerging Markets Fund – Adviser Shares            Precious Metals and Minerals Fund
               Treasury Money Market Trust                                Precious Metals and Minerals Fund – Adviser Shares

2.
Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3.
Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

4.
The Registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which these reports are being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in these reports our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in these reports any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.
The Registrant’s other certifying officer(s) and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date:  01/26/2011                                                                              /S/ CHRISTOPHER W. CLAUS
           ________________                                                           __________________________________
                                   Christopher W. Claus
                                   President

I, Roberto Galindo, Jr., certify that:

1.	I have reviewed the reports on Form N-CSR/S for the period ending November 30, 2010 for the following funds of USAA MUTUAL FUNDS TRUST:

 Balanced Strategy Fund                                            International Fund                                                                       GNMA Trust
                 Cornerstone Strategy Fund                                      International Fund – Adviser Shares                                        GNMA Trust – Adviser Shares
 Growth & Tax Strategy Fund                                   World Growth Fund                                                                      Managed Allocation Fund
                 Emerging Markets Fund                                            World Growth Fund – Adviser Shares
 Emerging Markets Fund – Adviser Shares             Precious Metals and Minerals Fund
                 Treasury Money Market Trust                                 Precious Metals and Minerals Fund – Adviser Shares

2.
Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3.
Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

4.
The Registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which these reports are being prepared;

(b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in these reports our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based such evaluation; and

(d)
disclosed in these reports any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.
The Registrant’s other certifying officer(s) and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: 01/26/2011                                                                                              /S/ ROBERTO GALINDO, JR.
          __________________                                                                      ___________________________________
                                  Roberto Galindo, Jr.
                                  Treasurer